UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)	May 20, 2022

TELEFLEX INCORPORATED
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

550 E. Swedesford Rd., Suite 400	Wayne,	PA		19087
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s Telephone Number, Including Area Code		(610)	225-6800

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	TFX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On May 20, 2022, Teleflex Incorporated (the “Company”) issued a press release (the “Press Release”) announcing its longer-term financial goals and objectives, which the Company planned to discuss later in the day during its previously announced analyst and investor conference. The Press Release also reaffirmed the Company's previously provided 2022 GAAP and constant currency revenue growth guidance and its 2022 GAAP and adjusted earnings per share guidance. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report. A copy of the slide presentation the Company plans to reference during the conference is furnished as Exhibit 99.2 to this Current Report.
The information furnished pursuant to Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2 hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Forward-Looking Statements

This Current Report on Form 8-K and the information provided herein contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about our business and the industry and markets in which we operate. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements due to a number of factors, including: the adverse economic conditions associated with the COVID-19 global health pandemic and the associated financial crisis, stay-at-home and other orders, which may significantly reduce customer spending and which may have a negative impact on the Company’s business, changes in business relationships with and purchases by or from major customers or suppliers; delays or cancellations in shipments; demand for and market acceptance of new and existing products; our inability to provide products to our customers, which may be due to, among other things, events that impact key distributors, suppliers and third-party vendors that sterilize our products; our inability to integrate acquired businesses into our operations, realize planned synergies and operate such businesses profitably in accordance with our expectations; the inability of acquired businesses to generate revenues in accordance with our expectations; our inability to effectively execute our restructuring plans and programs; our inability to realize anticipated savings from restructuring plans and programs; the impact of healthcare reform legislation and proposals to amend, replace or repeal the legislation; changes in Medicare, Medicaid and third party coverage and reimbursements; the impact of enacted tax legislation and related regulations; competitive market conditions and resulting effects on revenues and pricing; increases in raw material costs that cannot be recovered in product pricing; global economic factors, including currency exchange rates, interest rates, trade disputes, sovereign debt issues and international conflicts and hostilities, such as the ongoing conflict between Russia and Ukraine; public health epidemics; difficulties in entering new markets; general economic conditions; and other factors described or incorporated in our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
        99.1    Press Release, dated May 20, 2022
        99.2    Analyst and Investor Conference Presentation
        104    The Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2022	TELEFLEX INCORPORATED By: /s/ Liam J. Kelly Name: Liam J. Kelly Title: Chairman, President and Chief Executive Officer